        Execution Version
FIRST AMENDMENT
TO
AMENDED AND RESTATED ADVISORY AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”), dated as of May 11, 2026, is by and between Franklin BSP Real Estate Debt, Inc., a Maryland corporation (the “Company”), and Benefit Street Partners L.L.C., a Delaware limited liability company (the “Advisor”). All capitalized terms used herein and not otherwise defined have the respective meaning given to such terms in the Advisory Agreement (as defined below).
WITNESSETH
WHEREAS, the Company and the Advisor entered into the Amended and Restated Advisory Agreement dated February 26, 2026 (the “Agreement”) pursuant to which the Advisor has undertaken, among other things, to render certain services to the Company, subject to the supervision of the Board, for the compensation set forth in the Agreement.
NOW, THEREFORE, in accordance with Section 22(b) of the Agreement, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto desire to amend certain provisions of the Agreement as set forth herein.
1. Amendment Provision. The definition of “Core Earnings” set forth in Section 1 of the Agreement is hereby amended and restated to read as follows:
“Core Earnings” shall mean for the applicable performance measurement period, the net income (loss), computed in accordance with GAAP, attributable to holders of classes of Common Shares to which the Performance Fee applies, including realized gains (losses) not otherwise included in GAAP net income (loss), amortizing over the life of the loan any warehouse debt issuance cost that is expensed at inception under GAAP, and excluding (i) non-cash equity compensation expense, (ii) the Performance Fee, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, (v) one-time events pursuant to changes in GAAP, and (vi) certain non-cash adjustments and certain material non-cash income or expense items, in each case after discussions between the Advisor and the Independent Directors and approved by a majority of the Independent Directors.
2. Miscellaneous.
(a)    Effect of Amendment. This Amendment is limited as specified herein and shall not constitute a modification, amendment or waiver of any other provision of the Agreement. Except as specifically amended by this Amendment, all other provisions of the Agreement are hereby ratified and remain in full force and effect.
(b)    Single Document. From and after the date hereof, all references to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.
(c)     Entire Agreement. This Amendment contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.
    (d)     Governing Law. The provisions of this Amendment shall be construed and interpreted in accordance with the laws of the State of New York.

        Execution Version
(e)    Headings. The titles and headings of Sections and Subsections contained in this Amendment are for convenience only, and they neither form a part of this Amendment nor are they to be used in the construction or interpretation hereof.
(f)    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com)), or other transmission method. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.
 [Signature Page Follows]

        Execution Version
IN WITNESS WHEREOF, the parties have executed and delivered this FIRST AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT as of the date first written above.
Franklin BSP Real Estate Debt, Inc.

By:    /s/ Micah Goodman
Name:    Micah Goodman
Title:    Secretary

Benefit Street Partners L.L.C.

By:    /s/ Shirley Hambelton
Name:    Shirley Hambelton
Title:    General Counsel
[Signature Page to First Amendment to Advisory Agreement]